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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 14, 2008

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                       000-30973              38-3516922
(State or other jurisdiction            (Commission            (IRS Employer
        of incorporation)               File Number)        Identification No.)

102 EAST FRONT STREET, MONROE, MICHIGAN                     48161
(Address of principal executive offices)                 (Zip Code)

          Registrant's telephone number, including area code: (734) 241-3431

_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 14, 2008, Registrant issued a press release revising its previously announced results of operations and financial condition for and as of the year ended December 31, 2007, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION
-------   -------------------
99        Press Release dated February 14, 2008 announcing Registrant's revised results of operations and financial condition for and as of the year ended December 31, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                        MBT FINANCIAL CORP.

Date: February 14, 2008                 By: /s/ H. Douglas Chaffin
                                            ------------------------------------
                                            H. Douglas Chaffin
                                            President and Chief Executive
                                            Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION
-------   -------------------
99        Press Release dated February 14, 2008 announcing Registrant's revised results of operations and financial condition for and as of the year ended December 31, 2007.